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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

March 31, 2014
Date of Report (Date of earliest event reported)

SOLLENSYS CORP.
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-174581 (Commission File Number)	80-0651816 (IRS Employer Identification Number)

2570 N. First Street, Suite 200
San Jose, California 95131
(Address of principal executive offices)

(408) 273-4583
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 - REGISTRANT’S BUSINESS AND OPERTIONS

Item 1.02 – Termination of a Material Definitive Agreement

On February 14, 2013, Sollensys Corp. (the “Company”) executed a share acquisition agreement (the "Share Acquisition Agreement") for acquisition of approximately 95% of the outstanding common shares of Sollensys Corporation, a South Korean corporation ("Sollensys Korea"). In connection with the acquisition the Company issued 200,000,002 restricted common shares to the shareholders of Sollensys Korea. The foregoing description of the Share Acquisition Agreement was subject to more detailed provisions set forth in the Share Acquisition Agreement which was previously attached as an exhibit to an 8-K filed on October 2, 2012 and which is incorporated herein by reference. The 200,000,002 restricted common shares issued pursuant to the Share Acquisition Agreement were not registered under the Securities Act. These securities qualified for exemption under Rule 506 promulgated under Section 4(2) of the Securities Act since the issuance by the Company did not involve a “public offering” and each offeree was an “accredited investor”.

On March 19, 2014, on the basis that Sollensys Korea had not fulfilled the undertakings of the Share Acquisition Agreement, the Company and the former shareholders of Sollensys Korea mutually agreed to rescind the Share Acquisition Agreement by executing a rescission agreement (the "Rescission Agreement") which is attached hereto as Exhibit 2.2. On March 31, 2014, Sollensys Korea delivered to the Company a copy of the Rescission Agreement signed by all shareholders of Sollensys Korea who had been issued shares of the Company under the terms of the Share Acquisition Agreement, along with stock certificates representing the 200,000,002 shares of the Company issued to the Sollensys Korea shareholders. The Company immediately submitted all of these 200,000,002 shares to its transfer agent for cancellation.

The Rescission Agreement did not require any termination penalties to be paid by either the Company or Sollensys Korea. The Rescission Agreement releases each party from further obligations to the other party and has the effect of terminating all business between the two parties.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 2.1 – Share Acquisition Agreement February 14, 2013*
Exhibit 2.2 – Rescission Agreement March 19, 2014

*(filed as Exhibit 2.1 to a Current Report on Form 8-K filed October 2, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP.

/s/ Frank Woo
Frank Woo,
Chair & Chief Executive Officer,
Director
Dated:  April 3, 2014